Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. E. IMPORTANT: Contractor is not is required to sign this document and return copies to the issuing office. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE 2. AMENDMENT/MODIFICATION NUMBER 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUISITION NUMBER 5. PROJECT NUMBER (If applicable) 7. ADMINISTERED BY (If other than Item 6) CODE STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 FACILITY CODE 9A. AMENDMENT OF SOLICITATION NUMBER 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NUMBER 10B. DATED (SEE ITEM 13) 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended. is not extended. 12. ACCOUNTING AND APPROPRIATION DATA (If required) copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15C. DATE SIGNED 15A. NAME AND TITLE OF SIGNER (Type or print) 16C. DATE SIGNED 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PAGE OF PAGES 6. ISSUED BY CODE 8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code) (X) CODE 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) Previous edition unusable Please see continuation page... 1 3 91003120F0311P00037 JUN 15, 2021 EDOFSA-21-000464 FSA-ACQ US Department of Education FSA - Acquisitions, 830 First St NE - Suite 91F3 Washington DC 20202 Elvis Taylor 202-377-4013 elvis.taylor@ed.gov See Block 6 00030773 ED-FSA-09-D-0012/91003120F0311 DEC 15, 2019 See Schedule ✖ FAR 52.217-9 - Option to Extend the Terms of the Contract (MAR 2000) ✖ Wesley Beemer, Contracting Officer 202-377-3710 Wesley.Beemer@ed.gov JUN 09, 2021 DUNS: 967379496 Cage Code: 5J3D5 GREAT LAKES EDUCATIONAL LOAN SERVICES, INC. 2401 INTERNATIONAL LN. MADISON WI 53704 Modification Amount: $35,000,000.00 Modification Obligated Amount: $35,000,000.00 ✖ Wesley Beemer Digitally signed by Wesley Beemer Date: 2021.06.09 07:47:10 -04'00'

Attachment Page PAGE 2 OF 3 ED-FSA-09-D-0012/91003120F0311P00037 The purpose of this modification is to do the following: 1. Exercise option period II from June 15, 2021 through December 14, 2021. 2. Add funding in the amount of $35,000,000.00. The contract award is increased by $35,000,000.00 from $284,683,082.00 to $319,683,082.00. The Contract Base and Exercise Option Value total is $393,046.519.00.

SCHEDULE Continued ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Contracting Officer: Wesley Beemer, 202-377-3710, Wesley.Beemer@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None (New Line Item) Budget Initiative: Servicing O&M 0031 Provide funding for Direct Loan Servicers such as Call Center and Financial Reporting - from 07/01/2021 through 10/31/2021 Accounting and Appropriation Data: 0202M2021.A.2021.ENB00000.6N5.2521A.AAG.000. 0000.000000 $35,000,000.00 PR NUMBER: EDOFSA-21-000464 Pricing Option: Firm-Fixed-Price 1.00 SE 35,000,000.00 35,000,000.00 PAGE 3 OF 3 ED-FSA-09-D-0012/91003120F0311P00037